united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act File Number 811-22599

American Real Estate Income Fund

(Exact name of registrant as specified in charter)

405 Park Avenue, 14th Floor, New York, New York 10022

(Address of principal executive offices) (Zip code)

John H. Grady, President, Treasurer and Secretary, Trustee and Chairman of the Board

405 Park Avenue, 14th Floor, New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-415-6500

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Shareholders.

ARC | INCOME FUNDS

ANNUAL REPORT

American Real Estate Income Fund

3/31/2015

American Real Estate Income Fund

WWW.ARCINCOMEFUNDS.COM • 1-866-271-9244 • DISTRIBUTED BY REALTY CAPITAL SECURITIES, LLC

Dear Investor:

We are pleased to provide you with a report on the American Real Estate Income Fund (the “Fund”) for the period ended March 31, 2015. This report includes financial statements for the Fund, as reviewed by our independent auditor. You will also find commentary on the Fund’s performance compiled by its portfolio managers, along with an assessment of the market environment that the Fund operated in over the past year. We trust that you will find this information helpful and informative.

We invite you to ask questions of us or your financial advisor about your Fund investment or any of the investment options we manage.

Thank you for your investment.

Sincerely,

John H. Grady
President, Treasurer and Secretary
May 2015

Portfolio Manager’s Commentary

Since the inception of trading on October 1, 2014, the American Real Estate Income Fund (the “Fund”) has operated in an environment that has provided many opportunities across the real estate space, as the United States Federal Reserve tries to transition from accommodative monetary policy to a much anticipated increase in interest rates. As the economic recovery continues at a slower pace the continued push back of the liftoff in rates has played an important role in the volatility in traded real estate while underlying real estate fundamentals continue to improve.

In particular, the Fund took advantage of a selloff in listed REITs in the fourth quarter of 2014 by investing the bulk of its assets in listed REIT securities. This allowed the Fund to participate in the significant rally in REITs in the fourth quarter of 2014. Given that one third of the portfolio was invested in non-listed REITs that do not price on a daily basis, the Fund underperformed the various listed REIT indices. In January of 2015 as listed REIT valuations became extended, Fund management took a defensive position and sold about 30% of the listed REIT holdings and left the majority of this in cash. Listed REITs have continued to sell off through the remainder of the first quarter as interest rates rose and the yield curve steepened in anticipation of Fed interest rate increases. While underlying REIT fundamentals remain strong, the Fund has begun moving capital back to the non-listed space to take advantage of reduced volatility and higher income.

As of March 31, 2015, the Fund’s allocation between listed and non-listed REITs was as follows:

Sector Allocation	% of Net Assets
Listed	50.9%
Non-Listed	37.6%
Cash	11.5%
Total	100.0%

The top industry/sector concentration across the Fund was Mortgage REITs at 21.0% of net assets, followed by Office (17.0%), Healthcare (12.0%), and Shopping Centers (7.0%). The complete sector breakout across all asset allocations is as follows:

Sector Allocation	% of Net Assets
Mortgage	21.0%
Office	17.0%
Healthcare	12.0%
Shopping Centers	7.0%
Lodging	6.0%
Triple-Net	6.0%
Apartments	5.0%
Storage	3.5%

Malls	3.0%
BDC	3.0%
Other	5.0%
Cash & Cash Equivalents	11.5%
Total	100.0%

At quarter-end, Starwood Property Trust represented the Fund’s top holding at 4.7% of net assets, followed by Apollo Commercial (4.6%), Hannon Armstrong (4.5%) and Northstar Healthcare Income (4.5%). A complete list of the Fund’s top 10 holdings, excluding short-term investments, as of March 31, 2015, is presented as follows:*

Investment	Sector	% of Net Assets
Starwood Property Trust	Mortgage REITs	4.7%
Apollo Commercial	Mortgage REITs	4.6%
Hannon Armstrong	Other	4.5%
Northstar Healthcare Income	Healthcare	4.5%
Northstar Real Estate II	Mortgage REITs	4.2%
Boston Properties Inc.	Office	3.6%
Carter Validus Mission Critical	Healthcare	3.3%
Steadfast Apartment	Apartments	3.2%
KBS REIT III	Office	3.2%
ARC Global Trust II	Triple-Net	3.0%
		38.8%

*Holdings are subject to change without notice.

Once again, we thank you for your support and confidence in the Fund.

American Real Estate Income Fund Portfolio Review (Unaudited) March 31, 2015

The Fund’s performance figures* for the period ended March 31, 2015, compared to its benchmark:

Since Inception1
American Real Estate Income Fund	10.95%
American Real Estate Income Fund with load**	5.97%
FTSE/NAREIT All Equity REITs Index2	16.88%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s total annual operating expense is 4.36% per the prospectus dated September 9, 2014.
** American Real Estate Income Fund with load total return is calculated using the maximum sales charge of 6.00%.
1 Inception of the Fund is May 5, 2014; the commencement of operations and start of performance is October 1, 2014.
2 The FTSE/NAREIT All Equity REITs Index is a market capitalization weighted return index of all U.S. REITs that exceed minimum liquidity criteria concerning market cap, shares outstanding, trading volume and per share market price. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Type of Investment	% of Net Assets
Public Non-Traded Real Estate Investment Trusts	34.9%
REITS - Mortgage	13.3%
REITS - Office Property	8.9%
REITS - Shopping Centers	6.9%
Diversified Financial Services	4.5%
REITS - Warehouse/Industrial	4.4%
REITS - Health Care	3.6%
REITS - Hotels	3.1%
REITS - Regional Malls	3.0%
Public Non-Traded Business Development Company	2.7%
Other Industries	3.2%
Other/Cash & Equivalents	11.5%
100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

American Real Estate Income Fund Schedule of Investments March 31, 2015

Shares		Value
	COMMON STOCK - 50.9%
	DIVERSIFIED FINANCIAL SERVICES - 4.5%
14,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	$255,920

	REAL ESTATE - MANAGEMENT - 0.9%
755	WP Carey, Inc.	51,340

	REITS - APARTMENTS - 1.8%
1,300	Camden Property Trust	101,569

	REITS - HEALTH CARE - 3.6%
2,000	Health Care REIT, Inc.	154,720
1,800	Healthcare Trust of America, Inc.	50,148
		204,868
	REITS - HOTELS - 3.1%
2,300	Chesapeake Lodging Trust	77,809
3,200	RLJ Lodging Trust	100,192
		178,001
	REITS - MORTGAGE - 13.3%
15,300	Apollo Commercial Real Estate Finance, Inc.	262,854
1,800	Blackstone Mortgage Trust, Inc.	51,066
9,500	Northstart Realty Finance Corp.	172,140
11,100	Starwood Property Trust, Inc.	269,730
		755,790
	REITS - OFFICE PROPERTY - 8.9%
1,175	Alexandria Real Estate Equities, Inc.	115,197
1,470	Boston Properties, Inc.	206,506
1,900	Corporate Office Properties Trust	55,822
3,600	Liberty Property Trust	128,520
		506,045
	REITS - REGIONAL MALLS - 3.0%
3,100	General Growth Properties, Inc.	91,605
400	Simon Property Group, Inc.	78,256
		169,861
	REITS - SHOPPING CENTERS - 6.9%
8,580	Developers Diversified Realty	159,760
9,440	Excel Trust, Inc.	132,348
6,500	Retail Properties of America, Inc. - Cl. A	104,195
		396,303
	REITS - STORAGE - 0.5%
300	Sovran Self Storage, Inc.	28,182

	REITS - WAREHOUSE/INDUSTRIAL - 4.4%
1,250	DCT Industrial Trust, Inc.	43,325
7,200	Duke Realty Corp.	156,744
1,200	Prologis, Inc.	52,272
		252,341

	TOTAL COMMON STOCK (Cost - $2,708,875)	2,900,220

See accompanying notes to financial statements.

American Real Estate Income Fund Schedule of Investments (Continued) March 31, 2015

Shares		Value
	PUBLIC NON-TRADED BUSINESS DEVELOPMENT COMPANY - 2.7%
14,683	Business Development Corp.of America + #*	$153,000
	TOTAL PUBLIC NON-TRADED BUSINESS DEVELOPMENT COMPANY (Cost - $153,000)

	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS - 34.9%
7,458	ARC Global Trust II + #*	173,400
7,196	ARC Hospitality Trust, Inc. + #*	167,300
4,495	American Realty Capital NYCREIT, Inc. + #*	104,500
6,581	ARC Realty Finance Trust, Inc. + #*	153,000
20,515	Carter Validus MC REIT II Class A + #	190,789
18,645	Cole Office & Industrial REIT, Inc. + #	173,400
18,631	KBS REIT III, Inc. + #	180,912
27,312	NorthStar Health Care Income, Inc. + #	254,000
26,021	NorthStar Real Estate Income II, Inc. + #	242,000
13,204	Steadfast Apartment REIT + #	184,200
18,065	Strategic Storage Trust II, Inc. + #	168,000
	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (Cost - $1,953,283)	1,991,501

	SHORT-TERM INVESTMENTS - 7.4%
247,623	BlackRock Liquidity Funds T-Fund Portfolio, 0.01% ^	247,623
173,536	Dreyfus Cash Management, Institutional Class, 0.03% ^	173,536
	TOTAL SHORT-TERM INVESTMENTS (Cost - $421,159)	421,159

	TOTAL INVESTMENTS - 95.9% (Cost - $5,236,317) (a)	$5,465,880
	OTHER ASSETS LESS LIABILITIES - 4.1%	234,377
	NET ASSETS - 100.0%	$5,700,257

^ Rate shown represents the rate at March 31, 2015, is subject to change and resets daily.
+ Illiquid security. Total illiquid securities represent 37.62% of net assets as of March 31, 2015.
# Market Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total of such securities is $2,144,501 or 37.62% of net assets.
* Investments in Public Non-Traded Real Estate Investment Trusts and Business Development Companies which are sponsored, organized or managed by AR Capital, LLC, an affiliate of the Sub-Adviser.
REIT - Real Estate Investment Trust
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $5,236,317 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$258,754
Unrealized depreciation:	(29,191)
Net unrealized appreciation:	$229,563

See accompanying notes to financial statements.

American Real Estate Income Fund
Statement Of Assets and Liabilities
March 31, 2015

ASSETS
Investment securities:
At cost	$5,236,317
At value	$5,465,880
Interest receivable	41,076
Receivable due from Adviser	251,789
Deferred offering costs	37,816
Prepaid expenses and other assets	36,131
TOTAL ASSETS	5,832,692
LIABILITIES
Shareholder servicing fees payable	1,243
Payable for administration fees	2,591
Payable for fund accounting fees	2,049
Payable to transfer agent	1,322
Trustee fees	11,010
Accrued expenses and other liabilities	114,220
TOTAL LIABILITIES	132,435
NET ASSETS	$5,700,257

NET ASSETS CONSIST OF:
Paid in capital	$5,257,995
Accumulated net realized gain from investments	212,699
Net unrealized appreciation on investments	229,563
NET ASSETS	$5,700,257

NET ASSET VALUE PER SHARE:
Net Assets	$5,700,257
Shares of beneficial interest outstanding [$0 par value, 100,000,000 shares authorized]	522,169
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.92
Maximum offering price per share (maximum sales charge of 6.00%)	$11.62

See accompanying notes to financial statements.

American Real Estate Income Fund
Statement of Operations
For the Period Ended March 31, 2015 (1)

INVESTMENT INCOME
Dividends	$60,579
Interest	138
TOTAL INVESTMENT INCOME	60,717
EXPENSES
Investment advisory fees	29,994
Offering costs	415,976
Trustees fees and expenses	113,510
Legal fees	75,183
Professional fees	36,746
Compliance officer fees	34,952
Audit fees	21,500
Administrative services fees	15,552
Registration fees	14,942
Accounting services fees	12,465
Insurance expense	10,499
Transfer agent fees	7,572
Custodian fees	6,979
Shareholder servicing	6,817
Printing and postage expenses	3,485
Other expenses	2,276
TOTAL EXPENSES	808,448

Less: Fees waived/reimbursed by the Adviser	(740,280)

NET EXPENSES	68,168

NET INVESTMENT LOSS	(7,451)
REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	308,782
Net change in unrealized appreciation of:
Investments	229,563

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	538,345

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$530,894

(1) Inception of the Fund is May 5, 2014; the commencement of operations and start of performance is October 1, 2014.

See accompanying notes to financial statements.

American Real Estate Income Fund
Statement of Changes in Net Assets

Period Ended
March 31, 2015 (1)
FROM OPERATIONS
Net investment loss	$(7,451)
Net realized gain from investments	308,782
Net change in unrealized appreciation on investments	229,563
Net increse in net assets resulting from operations	530,894

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(88,632)
Net decrease in net assets resulting from distributions to shareholders	(88,632)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,042,064
Net asset value of shares issued in reinvestment of distributions	88,632
Net increase in net assets from shares of beneficial interest	5,130,696
Contribution of Capital from Adviser	27,299

NET INCREASE IN NET ASSETS	5,600,257

NET ASSETS
Beginning of Period	100,000
End of Period*	$5,700,257
*Includes undistributed net investment income of:	$—

SHARE ACTIVITY
Shares Sold	503,963
Shares Reinvested	8,206
Net increase in shares of beneficial interest outstanding	512,169

(1) Inception of the Fund is May 5, 2014; the commencement of operations and start of performance is October 1, 2014.

See accompanying notes to financial statements.

American Real Estate Income Fund
Statement of Cash Flows
For the Period Ended March 31, 2015 (1)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$530,894
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(7,447,853)
Purchase of short term investments, net	(421,159)
Proceeds from sales of investments	2,861,346
Net realized gain from investments	(308,782)
Return of capital and capital gain distribution from REITs	80,131
Net unrealized appreciation from investments	(229,563)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Receivable from Investment Adviser	(251,789)
Interest Receivable	(41,076)
Deferred offering costs	(37,816)
Prepaid Expenses and Other Assets	(36,131)
Increase/(Decrease) in liabilities:
Payable for admistration fees	2,591
Payable for fund accounting fees	2,049
Trustee fees	11,010
Payable to transfer agent	1,322
Shareholder servicing fees payable	1,243
Accrued expenses and other liabilities	114,220
Net cash used in operating activities	(5,169,363)

Cash flows from financing activities:
Proceeds from shares sold	5,042,064
Capital Contribution from Advisor	27,299
Net cash provided by financing activities	5,069,363

Net decrease in cash	(100,000)
Cash at beginning of period	100,000
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Non-cash financing activities not including herein consists of reinvestment of dividends	$88,632

(1) Inception of the Fund is May 5, 2014; the commencement of operations and start of performance is October 1, 2014.

See accompanying notes to financial statements.

American Real Estate Income Fund
Financial Highlights
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Period Ended
March 31, 2015 (1)
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (2)	(0.01)
Net realized and unrealized gain on investments	1.10
Total from investment operations	1.09

Less distributions from:
Net investment income	(0.17)
Total distributions	(0.17)

Net asset value, end of period	$10.92

Total return (3,4,7)	10.95%

Net assets, at end of period (000s)	$5,700

Ratio of gross expenses to average net assets (5,6)	29.65%
Ratio of net expenses to average net assets (5)	2.50%
Ratio of net investment income to average net assets (5)	(0.27)%
Portfolio Turnover Rate (4)	66%

(1)	Inception of the Fund is May 5, 2014; the commencement of operations and start of performance is October 1, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive Fund expenses, total return would have been lower.
(4)	Not annualized.
(5)	Annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(7)	Had the Adviser not made a capital contribution, total return would have been 10.34% (Note 5).

See accompanying notes to financial statements.

American Real Estate Income Fund
Notes to Financial Statements
March 31, 2015

1.           ORGANIZATION

American Real Estate Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on March 23, 2011, and did not have any operations from that date until January 3, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Funds inception date is May 5, 2014, and commencement of operations is October 1, 2014. The Fund’s investment objective is to generate income with capital appreciation as a secondary objective. The Fund will pursue this objective through an investment strategy that concentrates on investments in the real estate industry.

SEL Asset Management, LLC (the “Adviser”) serves as the Fund’s investment adviser and National Fund Advisors, LLC (the “Sub-Adviser”) serves as the Fund’s investment sub-adviser.

The Fund will engage in a continuous offering, up to a maximum of 100 million shares of beneficial interest, and will operate as an interval fund that will offer to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund’s initial offering price was $10.00 per share. The shares are offered subject to a maximum sales charge of 6.00% of the offering price. AR Capital, LLC, an affiliate of the Sub-Adviser, initially capitalized the Fund on January 3, 2014 at $10.00 per share. The sales charge was waived in the initial funding.

2.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices for the day of valuation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s fair value team using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV and those differences could be material.

The Fund invests in some securities which are not traded and the fair value team has established a methodology for fair value of each type of security. Generally, REITs are publicly registered but not traded. When the REIT is in the public offering period, the Fund values the REIT at cost. The Fund generally purchases REITs at net asset value (“NAV”) or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments, including non-publicly traded business development companies, held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted for depreciation in the case of hard assets. The Valuation Committee will meet frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

American Real Estate Income Fund
Notes to Financial Statements (Continued)
March 31, 2015

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015, for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$2,900,220	$—	$—	$2,900,220
Public Non-Traded Business Development Company	—	—	153,000	153,000
Public Non-Traded Real Estate Investment Trusts	—	—	1,991,501	1,991,501
Short-Term Investments	421,159	—	—	421,159
Total Assets	$3,321,379	$—	$2,144,501	$5,465,880

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the period.

American Real Estate Income Fund
Notes to Financial Statements (Continued)
March 31, 2015

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Public Non-Traded
	Business Development	Public Non-Traded
	Company	REIT
Beginning Balance	$—	$—
Total realized gain/(loss)	—	—
Appreciation/(depreciation)	—	1
Cost of Purchases	153,000	1,991,500
Proceeds from Sales & Return of Capital	—	—
Accrued Interest	—	—
Net transfers in/out of Level 3	—	—
Ending Balance	$153,000	$1,991,501

Quantitative disclosures of unobservable inputs and assumptions used by the Fund are set forth below.

Investment Type	Fair Value	Techniques	Unobservable Input
Public Non-Traded Business
Development Company	$153,000	Cost	N/A

Public Non-Traded REITs	$1,991,501	Cost	N/A

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2015. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions

American Real Estate Income Fund
Notes to Financial Statements (Continued)
March 31, 2015

where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for less than 91 days, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 91 days or more are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.           INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the period ended March 31, 2015, amounted to $7,447,853 and $2,861,346, respectively.

4.           ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.10% of the Fund’s average daily net assets. For the period ended March 31, 2015, the Adviser earned $29,994 in advisory fees.

Pursuant to a sub-advisory agreement between the Adviser and Sub-adviser, the Sub-Adviser is entitled to receive a monthly fee equal to the annual rate of 1.00% of the Fund’s average daily net assets attributable to that portion of the Fund’s portfolio that has been allocated to the Sub-Adviser by the Adviser. The Sub-Adviser’s fee will be paid by the Adviser out of the fee the Adviser receives from the Fund, and will not impact the Fund’s expenses.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), to the extent that they exceed 2.50% per annum of the Fund’s average daily net assets (the “Expense Limitation”) through June 10, 2016. In addition, to the extent “Other Expenses” incurred by the Fund exceed 1.40%, such excess amount is payable by the Adviser. “Other Expenses” includes all expenses incurred by the Fund (including offering expenses and the amortized portion of the Fund’s initial organization expenses) except for management fees payable to the Adviser and shareholder servicing fees payable by the Fund and does not include interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with GAAP, dividends payable on securities sold short and other expenses related to short sales, acquired fund fees and expensed, and extraordinary expenses not incurred in the ordinary course of the Fund’s business. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which such waiver or reimbursement occurred; provided, however, that (i) the Fund is able to make such repayment without exceeding the Expense Limitation in place at the time the fees being repaid were waived, and (ii) such repayment is approved by the Board. The Adviser waived and or reimbursed expenses on the Fund for the period ended March 31, 2015, in the amount of $652,699 which may be recaptured. The following amounts are subject to recapture by the Fund by the following dates:

3/31/2017	$328,395
3/31/2018	$740,280

American Real Estate Income Fund
Notes to Financial Statements (Continued)
March 31, 2015

The Fund has adopted a Shareholder Services Plan (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate not to exceed 0.25% of the average daily net asset value of the Fund and is paid to Realty Capital Securities, LLC (the “Distributor”), an affiliate of the Sub-Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended March 31, 2015, the Distributor received $4,998 in underwriting commissions for sales of shares, of which $229 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees - Each Trustee who is not an interested person of the Fund or the Adviser will receive a yearly retainer of $30,000, plus $2,000 for each board or board committee meeting the Trustee attends in person and a per meeting fee of $750 for each meeting the Trustee attends virtually and $1,500 for each meeting the Trustee attends by telephone, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. In addition, the chairperson of the audit committee receives a retainer of $2,500 for attendance at each meeting of the audit committee. No “interested persons” who serve as Trustees of the Fund will receive any compensation for their services as Trustees. None of the executive officers receive compensation from the Fund.

Pursuant to an agreement with Vigilant Compliance, LLC (“Vigilant”), an employee of Vigilant serves as the Chief Compliance Officer and Chief Financial Officer of the Fund. For the provision of these services, Vigilant receives compensation for these services. For the period ended March 31, 2015, the amounts accrued for payment to Vigilant for these services were $36,746 for Chief Compliance Officer and $34,952 for Chief Financial Officer. These amounts are shown in the Statement of Operations under “Compliance officer fees” and “Professional fees.”

Pursuant to a separate servicing agreement with RCS Advisory Services, LLC (“RCS”), the Administrator of the Fund and an affiliate of the Sub-Adviser and the Distributor, the Fund pays RCS customary fees for providing administration and fund accounting services to the Fund. RCS has entered into a contract with Gemini Fund Services (“GFS”) pursuant to which GFS serves as sub-administrator and provides sub-fund accounting services and performs many of the administrative services for the Trust. RCS pays Gemini from the fees received from the Fund. For the period ended March 31, 2015, $28,017 was accrued for payment to RCS as shown in the Fund’s Statement of Operations under “Administration services fees” and “Accounting services fees.”

Pursuant to a separate servicing agreement with American National Stock Transfer, LLC (“ANST”), ANST serves as the Transfer Agent for the Fund and is an affiliate of the Sub-Adviser, the Distributor and the Administrator. ANST has entered into an agreement with GFS to serve as sub-transfer agent to the Fund. ANST pays Gemini from the fees received from the Fund. For the period ended March 31, 2015, $7,572 was accrued for payment to ANST as shown in the Funds’ Statement of Operations under “Transfer agent fees.”

5.           CAPITAL CONTRIBUTION FROM ADVISER

The Fund received a capital contribution in the amount of $27,299 from the Adviser related to excess expenses waived.

6.           DISTRIBUTIONS TO SHAREHOLDERS ANDS TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the period ended March 31, 2015 was as follows:

Fiscal Period Ended
March 31, 2015
Ordinary Income	$88,632

American Real Estate Income Fund
Notes to Financial Statements (Continued)
March 31, 2015

As of March 31, 2015, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$194,612	$18,087	$—	$—	$—	$229,563	$442,262

Permanent book and tax differences, primarily attributable to the reclassification of net operating losses and ordinary income distributions, resulted in reclassification for the period ended March 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$96,083	$(96,083)

7.           BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2015 AR Capital LLC, an affiliate of the Sub-Adviser, owned 49%, and RCS Capital Corp., owned 49% of the Fund and may be deemed to control the Fund.

8.           SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. The Fund completed a quarterly repurchase offer on April 22, 2015, and no shares were tendered. Other than the quarterly repurchase previously stated, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of
American Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the American Real Estate Income Fund, including the schedule of investments, as of March 31, 2015, and the related statements of operations and changes in net assets and the financial highlights for the period October 1, 2014 (commencement of operations) to March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Real Estate Income Fund as of March 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for the period October 1, 2014 to March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 29, 2015

American Real Estate Income Fund
Expense Example (Unaudited)
March 31, 2015

As a shareholder of the American Real Estate Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 10/01/14	For the Period	Value 03/31/15	the Period*
Actual
	$1,000.00	2.50%	$1,109.50	$13.15

	Beginning	Annualized	Ending	Expenses
	Account	Expense Ratio	Account	Paid During
	Value 10/01/14	For the Period	Value 03/31/15	the Period*
Hypothetical
	$1,000.00	2.50%	$1,012.47	$12.54

* Expenses are equal to the Fund’s annualized expense ratio multiplied by 182/365 to reflect the number of days in the period.

Consideration and Approval of Investment Advisory Agreement with Respect to the American Real Estate Income Fund

Approval of Investment Advisory Agreement

          At a meeting held on January 7, 2014, (the “Meeting”), the Board of Trustees (the “Board”) of American Real Estate Income Fund (the “Trust”), including those Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the approval of the investment advisory agreement (the “Agreement”) between SEL Asset Management, LLC (formerly, Carnegie Asset Management, LLC)(the “Adviser”) and the American Real Estate Income Fund (the “Fund”).

          In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included (i) information regarding: the nature and quality of the advisory services to be rendered, including the performance of the Fund relative to its stated objectives; (ii) the experience and qualifications of the Adviser’s personnel providing such services; (iii) the proposed advisory fee structure, the existence of any fee waivers, and the Fund’s anticipated expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (iv) the fees charged by the Adviser to similar clients, including a comparison of the type and quality of services provided by, and the client-related expenses borne by, the Adviser; (v) the direct and indirect costs that may be incurred by the Adviser; and (vi) possible economies of scale arising from the Fund’s size and anticipated growth.

          In its consideration of the approval of the Agreement for the Fund, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

          Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Adviser related to the proposed Agreement with the Trust, including a description of the services to be provided and manner in which investment decisions are to be made and executed, the proposed Agreement, an overview of the personnel that would perform services for the Fund, and a copy of the Adviser’s revised Form ADV.

          In reaching their conclusions, the Trustees considered that the Adviser will be utilizing and delegating to a sub-adviser for certain aspects of management of the Fund’s portfolio, including that the Adviser will retain overall responsibility for the Fund’s specific allocations to real estate related investments that are not listed on a national securities exchange (“Non-Traded REITs”) and other liquid real-estate related investments that are listed on a national securities exchange (“Listed REITs”) and will be primarily responsible for selecting investments in Non-Traded REITs while delegating to a sub-adviser the responsibility for managing the portion of the Fund’s portfolio dedicated to Listed REITs and other liquid securities.

          The Trustees considered that the Adviser’s portfolio management team was adequate to support the Adviser’s advisory services, noting that the Adviser is newly formed and does not presently manage any assets, however the Adviser’s investment team utilizes a sophisticated management discipline and manages in excess of $650 million under contracts with affiliated entities. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods essential to performing its duties under the proposed Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

          Performance. The Trustees considered that the Fund is newly formed and as such does not have a record of prior performance to submit at the Meeting. The Trustees considered the experience of the Adviser’s portfolio management team that the Adviser would be delegating the management of a portion of the Fund’s portfolio to a sub-adviser. The Trustees considered the track record of a registered open-end mutual fund account with similar investment objectives and strategies to those of the Fund, taking into account that open-end mutual funds are more restrictive than the Fund’s closed-end structure, and noted that the performance of such other account was adequate. The Trustees concluded that, based on the Adviser’s presentations and the professionalism, experience and qualifications of the portfolio management team, that the Adviser was expected to obtain an acceptable level of investment returns to shareholders.

          Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Trustees discussed the comparison of management fees provided to them and reviewed the Fund’s advisory fee compared to a peer group of similar closed-end interval funds. The Board noted that proposed a 1.10% advisory fee was lower than the median of the peer group and approximate to the mean. The Trustees also considered that the Adviser will only retain a portion of the advisory fee equal to 0.10% of the Fund’s average daily net assets, with the remaining 1.00% payable to the Fund’s sub-adviser, and that the allocation of the advisory and sub-advisory fee in relation to the services rendered was reasonable. The Trustees concluded that the Adviser’s advisory fee was fair and reasonable.

          Profitability. The Board considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board noted that any projection of profits is speculative at this time and as such, the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive for the initial term of the Agreement.

          Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund. The Board considered that based on the anticipated size of the Fund for the initial term of the Agreement that economies of scale was not a relevant consideration at this time.

          Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Agreement, and as assisted by the advice of counsel, the Trustees determined that approval of the Agreement for an initial term is in the best interests of the Fund and its future shareholders. In considering the Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances.

Approval of Sub-Advisory Agreement

          At the Meeting, the Board, including the Independent Trustees, also considered the approval a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and National Fund Advisors, LLC (the “Sub-Adviser”), on behalf of the Fund.

          In connection with the Board’s consideration of the Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature and quality of the sub-advisory services to be rendered, including the performance of the Fund relative to its stated objectives; (ii) the experience and qualifications of the sub-Adviser’s personnel providing such services; (iii) the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions and (iv) performance information of the Fund as compared to similarly managed accounts of the Sub-Adviser.

          In its consideration of the approval of the Sub-Advisory Agreement for the Fund, the Board did not identify any single factor as controlling. Matters considered by the Trustees in connection with its approval of the Sub-Advisory Agreement included, among others, the following:

          Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Sub-Adviser related to the proposed Sub-Advisory Agreement, including a description of the services to be provided and manner in which investment decisions are to be made and executed, the proposed Sub-Advisory Agreement, an overview of the personnel that would perform services for the Fund, and a copy of the Sub-Adviser’s Form ADV. The Board examined the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund. The Trustees considered the experience and qualifications of the staff of the Sub-Adviser. With respect to the portfolio management of the Fund, the Trustees considered the allocation of portfolio management responsibility as between the Fund’s investment adviser and the Sub-Adviser, whereby the Sub-Adviser maintains responsibility for managing the portion of the Fund’s portfolio dedicated to Listed REITs and other liquid securities. The Trustees also considered that the Sub-Adviser serves as investment adviser to other open-end mutual funds that have similar investment objectives to that of the Fund. The Trustees then concluded that the Sub-Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser were satisfactory and reliable.

          Performance. The Trustees considered that the Fund is newly formed and as such does not have a record of prior performance to submit at the Meeting. The Trustees considered the track record of a registered open-end mutual fund account with similar investment objectives and strategies those of the Fund advised by the Sub-Adviser, taking into account that open-end mutual funds are more restrictive than the Fund’s closed-end structure, and noted that the performance of such other account was adequate. The Trustees concluded that, based on the Sub-Adviser’s presentations and the professionalism, experience and qualifications of the portfolio management team, that the Sub-Adviser was expected to obtain an acceptable level of investment returns to shareholders.

          Fees and Expenses. The Trustees then discussed the proposed fees to be paid to the Sub-Adviser. The Trustees considered that the Sub-Adviser’s fee of 1.00% of the Fund’s average daily net assets would be paid out of the advisory fee. The Trustees considered that based upon the Sub-Adviser’s development of the Fund’s investment strategy and the Sub-Adviser’s expected contribution to the Fund’s success and the quality and depth of the Sub-Adviser’s personnel and resources, the allocation of the portion of the advisory fee to the Sub-Adviser was reasonable and the sub-advisory fee were acceptable in light of the quality of the services the Funds expected to receive from the Sub-Adviser.

          Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund, and whether the amount of profit is a fair profit for providing sub-advisory services to the Fund. The Trustees concluded that because of the Fund’s expected asset levels during the initial term of the Sub-Advisory Agreement, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

          Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund for the initial term of the Sub-Advisory Agreement and whether there is potential for realization of any economies of scale. The Trustees concluded that at current and projected asset levels, economies of scale was not a relevant consideration at this time.

          Conclusion. Having requested and received such information from Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees determined that approval of the Sub-Advisory Agreement for an initial term is in the best interests of the Fund and its future shareholders. In considering the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances.

American Real Estate Income Fund
Trustees and Officers (Unaudited)
March 31, 2015

Trustees

     Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees

Number of
			Portfolios in	Other
			Fund	Directorships
			Complex***	held by Trustee
Name, Address*	Position/Term	Principal Occupation	Overseen by	During Last
and Age	of Office**	During the Past Five Years	Trustee	Five Years
Robin A. Ferracone Age 61	Trustee Since May 2012	Chief Executive Officer, Farient Advisors, LLC (May 2007 to present).	1
American Realty Capital Trust V, Inc. from January 2013 to April 2013; American Realty Capital Daily Net Asset Value Trust, Inc. from May 2012 to present; American Realty Capital Properties, Inc. from October 2012 to February 2013.

Stanley R. Perla Age 71	Trustee Since May 2012	Certified Public Accountant (“CPA”) and Practice Development, Friedman LLP (May 2012 to present); CPA and Practice Development, Cornerstone Accounting Group, LLP (June 2011 to May 2012); CPA and Managing Partner, Cornerstone Accounting Group, LLP (June 2008 to May 2011); CPA and Director of Internal Audit, Vornado Realty Trust (July 2003 to May 2008).	1
American Realty Capital Hospitality Trust, Inc. from January 2014 to present; American Realty Capital Trust V, Inc. from April 2013 to present; American Realty Capital Daily Net Asset Value Trust, Inc. from March 2012 to April 2013; American Realty Capital Global Trust II, Inc. from August 2014 to present; Madison Harbor Balanced Strategies, Inc. from January 2004 to present; American Mortgage Acceptance Company from January 2004 to April 2010; GTJ REIT, Inc. from January 2013 to present.

American Real Estate Income Fund
Trustees and Officers (Unaudited) (Continued)
March 31, 2015

Interested Trustee
Number of
			Portfolios	Other
			in Fund	Directorships
			Complex***	held by Trustee
Name, Address*	Position/Term	Principal Occupation	Overseen	During Last
and Age	of Office**	During the Past Five Years	by Trustee	Five Years
John H. Grady**** Age 53	Trustee and Chairman since 2015
President, Treasurer and Secretary, American Real Estate Income Fund from October 2012 to present; Chairman and Interested Trustee, Realty Capital Income Funds Trust from April 2015 to present; President, Realty Capital Income Funds Trust from 2013 to present; President, National Fund Advisors, LLC from October 2012 to present; President, American National Stock Transfer, LLC from October 2012 to September 2014; Chief Strategy and Risk Officer, RCS Capital Corporation from October 2014 to present; Chief Operating Officer, Realty Capital Securities from October 2012 to September 2014; Chief Compliance Officer, Business Development Corporation of America, from October 2012 to April 2015; Chief Compliance Officer, BDCA Adviser, LLC, from October 2012 to March 2015; General Counsel and Chief Operating Officer, Steben & Company (firm operated and distributed commodity pools using managed futures strategies), from December 2009 to September 2012.
			5	Realty Capital Income Funds Trust from April 2015 to present.

*	The address for each trustee listed above is 405 Park Avenue, 14th Floor, New York, NY 10022.
**	The term of office for each trustee listed above will continue indefinitely.
***	The term “Fund Complex” refers to the ARC Income Funds.
****	Mr. Grady is an “interested person” of the Fund, as such term is defined in the 1940 Act.

American Real Estate Income Fund
Trustees and Officers (Unaudited) (Continued)
March 31, 2015

Officers

Following is a list of executive officers of the Trust and their principal occupation over the last five years.

Principal Occupation
Name, Address* and Age	Position/Term of Office**	During the Past Five Years
John H. Grady Age 53	President, Treasurer and Secretary
Chairman and Trustee, American Real Estate Income Fund from April 2015 to present; Chairman and Interested Trustee, Realty Capital Income Funds Trust from April 2015 to present; President, Realty Capital Income Funds Trust from 2013 to present; President, National Fund Advisors, LLC from October 2012 to present; President, American National Stock Transfer, LLC from October 2012 to September 2014; Chief Strategy and Risk Officer, RCS Capital Corporation from October 2014 to present; Chief Operating Officer, Realty Capital Securities from October 2012 to September 2014; Chief Compliance Officer, Business Development Corporation of America, from October 2012 to April 2015; Chief Compliance Officer, BDCA Adviser, LLC, from October 2012 to March 2015; General Counsel and Chief Operating Officer, Steben & Company (firm operated and distributed commodity pools using managed futures strategies), from December 2009 to September 2012.

Mark Painter Age 33	Vice President	Portfolio Manager, SEL Asset Management, LLC from February 2014 to present; Portfolio Manager, Stanley Laman Group, Ltd from July 2004 to present.

Christopher Pike Age 47	Vice President
Vice President and Chief Investment Officer, National Fund Advisors, LLC from May 2012 to present; Director of Investment Research, American Realty Capital and Realty Capital Securities from August 2011to May 2012; Equity Research Analyst, Fagenson & Company, Inc. from December 2009 to Aug 2011; Equity Research Analyst, Merrill Lynch from March 2006 to December 2008.

Gerard Scarpati Age 59	Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present; consultant to investment industry from August 2004 to February 2010.

American Real Estate Income Fund
Trustees and Officers (Unaudited) (Continued)
March 31, 2015

Principal Occupation
Name, Address* and Age	Position/Term of Office**	During the Past Five Years
Robert Amweg Age 62	Chief Compliance Officer
Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to financial services industry from September 2012 to December 2014; and Chief Financial Officer and Chief Accounting Officer, Turner Investment from February 2007 to August 2012.

*	The address for each officer listed above is 405 Park Avenue, 14th Floor, New York, NY 10022.
**	The term of office for each officer listed above will continue indefinitely.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to the Fund. The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about its current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Fund is permitted by law to disclose all of the information it collects, as described above, to its transfer agent to process your transactions. Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Adopted January 7, 2014

Investment Adviser
SEL Asset Management, LLC
1235 Westlakes Drive
Suite 295
Berwyn, Pennsylvania 19312

Investment Sub-Adviser
National Fund Advisors, LLC
405 Park Avenue
New York, NY 10022

Administrator
RCS Advisory Services, LLC
405 Park Avenue
New York, NY 10022

Proxy Voting Policy. Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-271-9244 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-271-9244.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, American Real Estate Income Fund (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive and senior financial officers, or persons performing similar functions, pursuant to the Sarbanes-Oxley Act of 2002 (“Code of Ethics”).

(b)	Not applicable.
(c)	During the period covered by this report, no substantive amendments were made to the Code of Ethics.
(d)	During the period covered by this report, the Registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
(e)	Not applicable.
(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Stanley Perla is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees for the last two fiscal years billed by BBD, LLP, the Registrant’s independent registered public accounting firm (“BBD”) for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders were $16,000 for the fiscal year ended March 31, 2015 and not applicable for the fiscal year ended March 31, 2014.

(b)	Audit-Related Fees – The aggregate fees for the last two fiscal years billed by BBD for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported under Item 4(a) above were $2,000 for the fiscal year ended March 31, 2015 and not applicable for the fiscal year ended March 31, 2014. The services performed were in connection with the audit of the seed financial statements of the Registrant.

(c)	Tax Fees – The aggregate fees for the last two fiscal years billed by BBD for professional services rendered for tax compliance, tax advice, and tax planning were $3,500 for the fiscal year ended March 31, 2015 and not applicable for the fiscal year ended March 31, 2014. The nature of the services comprising the tax fees was the review of the Registrant’s income tax returns and excise tax calculations.

(d)	All Other Fees – There were no fees billed during the last two fiscal years by BBD for fees other than for the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures - The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2) All of the audit and tax services included in Items 4(b) through (d) above for the fiscal year ended March 31, 2015 were pre-approved by the Audit Committee pursuant to the Policy. There were no services included in Items 4(b) through (d) above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable to nonlisted issuers.

Item 6. Investments.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of June 11, 2015:

The Investment Adviser (SEL Asset Management, LLC)

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Mark Painter	Vice President	Since 2014	Portfolio Manager, SEL Asset Management, LLC from February 2014 to present; Portfolio Manager, Stanley Laman Group, Ltd from July 2004 to present.	Portfolio Management – Primary responsibility for overseeing the overall allocation of the Registrant’s portfolio and for managing the portion of the Registrant’s portfolio not allocated to National Fund Advisors, LLC (including investments in non-traded REITs and illiquid securities).

The Sub-Adviser (National Fund Advisors, LLC)

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Christopher Pike	Vice President	Since 2014	Vice President and Chief Investment Officer, National Fund Advisors, LLC from May 2012 to present; Director of Investment Research, American Realty Capital and Realty Capital Securities from August 2011 to May 2012; Equity Research Analyst, Fagenson & Company, Inc. from December 2009 to Aug 2011.	Portfolio Management – Primary responsibility for managing the portion of the Registrant’s portfolio allocated to National Fund Advisors, LLC (including investments in listed REITs and CMBS).

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2015:

The Investment Adviser (SEL Asset Management, LLC)

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Mark Painter	Registered Investment Companies	1	$700,000	None	None
	Other Pooled Investment Vehicles	1	$80,000,000	None	None
	Other Accounts	916	$718,000,000	None	None

The Sub-Adviser (National Fund Advisors, LLC)

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Christopher Pike	Registered Investment Companies	2	$58,047,702.70	None	None
	Other Pooled Investment Vehicles	None	$0	None	None
	Other Accounts	3	$22,938,413.54	None	None

Potential Conflicts of Interests

The Investment Adviser (SEL Asset Management, LLC)

Mark Painter is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles.  He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees.  The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner.  To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

The Sub-Adviser (National Fund Advisors, LLC)

Christopher Pike is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles.  He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees.  The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The sub-adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The sub-adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner.  To this end, the sub-adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of March 31, 2015:

The Investment Adviser (SEL Asset Management, LLC)

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Mark Painter	None

The Sub-Adviser (National Fund Advisors, LLC)

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Christopher Pike	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

AR Capital, LLC Purchases of Equity Securities
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1,2,3)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (5/5/14 through 5/31/14)	10,000 (4)	10	-	-
Month #5 (9/1/14 through 9/30/14)	250,000 (5)	10	-	-
Month #8 (12/1/14 through 12/31/14)	4,164 (6)	11	-	-
Total	264,164	31	-	-
RCS Capital Corporation Purchases of Equity Securities
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs(1,2,3)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #5 (9/1/14 through 9/30/14)	250,000 (5)	10
Month #8 (12/1/14 through 12/31/14)	4,004 (6)	11	-	-
Total	254,004	21	-	-

(1)	An offer to repurchase shares was announced on September 9, 2014, and expired on September 30, 2014 for 25,505 shares which was 5% of the outstanding shares.
(2)	An offer to repurchase shares was announced on December 10, 2014, and expired on December 30, 2014 for 25,863 shares which was 5% of the outstanding shares.
(3)	An offer to repurchase shares was announced on March 23, 2015, and expired on April 22, 2015 for 26,108 shares which was 5% of the outstanding shares.
(4)	Initial seed investment.
(5)	Purchases made in open-market transaction.
(6)	Dividend reinvestment.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the Registrant to ten or more persons.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Real Estate Income Fund Trust

By

/s/ John H. Grady

John H. Grady, President, Treasurer and Secretary, and Trustee and Chairman of the Board

Date June 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By

/s/ John H. Grady

John H. Grady, President, Treasurer and Secretary and Trustee and Chairman of the Board

Date June 11, 2015

By

/s/ Gerard Scarpati

Gerard Scarpati, Chief Financial Officer

Date June 11, 2015